Exhibit No. 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 21st day of February, 2007.

Signature	Position(s) with The Progressive Corporation

/s/ Peter B. Lewis Peter B. Lewis	Director and Chairman of the Board

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2007.

Signature	Position(s) with The Progressive Corporation

/s/ Glenn M. Renwick	Director, President and Chief Executive Officer
Glenn M. Renwick

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2007.

Signature	Position(s) with The Progressive Corporation

/s/ W. Thomas Forrester	Vice President and Chief Financial Officer
W. Thomas Forrester

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2007.

Position(s) with
Signature	The Progressive Corporation

/s/ Jeffrey W. Basch	Vice President and Chief Accounting Officer
Jeffrey W. Basch

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2007.

Signature	Position(s) with The Progressive Corporation

/s/ Charles A. Davis	Director
Charles A. Davis

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 19th day of February, 2007.

Signature	Position(s) with The Progressive Corporation

/s/ Stephen R. Hardis	Director
Stephen R. Hardis

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2007.

Position(s) with
Signature	The Progressive Corporation

/s/ Bernadine P. Healy	Director
Bernadine P. Healy, M.D.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 20th day of February, 2007.

Signature	Position(s) with The Progressive Corporation

/s/ Jeffrey D. Kelly	Director
Jeffrey D. Kelly

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 20th day of February, 2007.

Signature	Position(s) with The Progressive Corporation

/s/ Abby F. Kohnstamm	Director
Abby F. Kohnstamm

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 20th day of February, 2007.

Signature	Position(s) with The Progressive Corporation

/s/ Philip A. Laskawy	Director
Philip A. Laskawy

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 20th day of February, 2007.

Signature	Position(s) with The Progressive Corporation

/s/ Norman S. Matthews	Director
Norman S. Matthews

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2007.

Signature	Position(s) with The Progressive Corporation

/s/ Patrick H. Nettles, Ph.D.	Director
Patrick H. Nettles, Ph.D.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 20th day of February, 2007.

Signature	Position(s) with The Progressive Corporation

/s/ Donald B. Shackelford	Director
Donald B. Shackelford

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow and David M. Coffey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 2006, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 2007.

Signature	Position(s) with The Progressive Corporation

/s/ Bradley T. Sheares	Director
Bradley T. Sheares